UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549


                                     FORM 8-K


                                  CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report
(Date of earliest
event reported):  March 17, 2014


GS Mortgage Securities Trust 2012-GCJ7
(Exact name of issuing entity as specified in its charter)


GS Mortgage Securities Corporation II
(Exact name of depositor as specified in its charter)


Citigroup Global Markets Realty Corp.
Goldman Sachs Mortgage Company
Starwood Mortgage Funding I LLC (f/k/a Archetype Mortgage Funding I LLC) Jefferies LoanCore LLC
(Exact name of sponsor(s) as specified in its charter)


New York                       333-171508-03            38-3880056
(State or other                (Commission              38-3880057
jurisdiction                   File Number)             38-3880058
of Incorporation)                                       38-3880059
                                                        38-3880060
                                                        38-3880061
                                                        38-7047664
                                                     (IRS Employer
                                               Identification No.)

c/o Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD                                         21045
(Address of principal executive offices)            (Zip Code)


Telephone number, including area code:  (410) 884-2000


Not applicable
(Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Section 6 - Asset-Backed Securities

Item 6.02 - Change of Servicer or Trustee.

Reference is hereby made to the issuing entity known as GS Mortgage Securities Trust 2012-GCJ7 (the "Trust") and the series of commercial mortgage-pass through certificates known as the GS Mortgage Securities Trust 2012-GCJ7, Commercial Mortgage Pass-Through Certificates, Series 2012-GCJ7 (the "Certificates"). The primary asset of the Trust consists of, and the Certificates are backed by, a segregated pool of commercial, multifamily and manufactured housing community mortgage loans (the "Mortgage Loans").

Pursuant to Section 6.08(a) of the Pooling and Servicing Agreement (the "PSA") dated as of June 1, 2012 relating to the Trust and the Certificates, the Controlling Class Representative (as defined in the PSA) under the PSA removed Midland Loan Services, a Division of PNC Bank, National Association ("Midland"), as Special Servicer (as defined in the PSA) for the Mortgage Loans other than the Whole Loans under the PSA, and appointed CWCapital Asset Management LLC, a Delaware limited liability company ("CWCAM"), as the successor Special Servicer for the Mortgage Loans other than the Whole Loans under the PSA. The removal of Midland as Special Servicer for the Mortgage Loans other than the Whole Loans and appointment of CWCAM as successor Special Servicer for the Mortgage Loans other than the Whole Loans under the PSA was effective as of March 17, 2014. Pursuant to Section 6.08(a) of the PSA, the Controlling Class Representative under the PSA is entitled, for so long as no Control Termination Event (as defined in the PSA) has occurred and is continuing, to terminate the rights and obligations of the existing Special Servicer for the Mortgage Loans other than the Whole Loans, with or without cause, and appoint the successor Special Servicer for the Mortgage Loans other than the Whole Loans under the PSA.

CWCAM maintains a servicing office at 7501 Wisconsin Avenue, Suite 500 West, Bethesda, Maryland 20814. CWCAM and its affiliates are involved in special servicing, management and investment management of commercial real estate assets, including:

* special servicing of commercial and multifamily real estate loans;

* commercial real estate property management; and

* investing in, surveilling and managing as special servicer, commercial real estate assets including unrated and non-investment grade rated securities issued pursuant to commercial real estate, collateralized debt obligation, and commercial mortgage-backed securities ("CMBS") transactions.

CWCAM was organized in June 2005. In July of 2005, it acquired Allied Capital Corporation's special servicing operations and replaced Allied Capital Corporation as special servicer for all transactions for which Allied Capital Corporation served as special servicer. In February 2006, an affiliate of CWCAM merged with CRIIMI MAE Inc. ("CMAE") and the special servicing operations of CRIIMI MAE Services L.P., the special servicing subsidiary of CMAE, were consolidated into the special servicing operations of CWCAM. CWCAM is a wholly-owned subsidiary of CW Financial Services LLC. CWCAM and its affiliates own and manage assets similar in type to the assets of the Trust. Accordingly, the assets of CWCAM and its affiliates may, depending upon the particular circumstances including the nature and location of such assets, compete with the mortgaged real properties securing the Mortgage Loans for tenants, purchasers, financing and so forth. On September 1, 2010, affiliates of certain Fortress Investment Group LLC managed funds purchased all of the membership interest of CW Financial Services LLC, the sole member of CWCAM.

As of December 31, 2011, CWCAM acted as special servicer with respect to 149 domestic and one Canadian CMBS pools containing approximately 12,000 loans secured by properties throughout the United States and Canada with a then current unpaid principal balance in excess of $151 billion. As of December 31, 2012, CWCAM acted as special servicer with respect to 154 domestic and one Canadian CMBS pools containing approximately 10,500 loans secured by properties throughout the United States and Canada with a then current unpaid principal balance in excess of $140 billion. As of December 31, 2013, CWCAM acted as special servicer with respect to 160 domestic and one Canadian CMBS pools containing approximately 9,200 loans secured by properties throughout the United States and Canada with a then current unpaid principal balance in excess of $125 billion. Those loans include commercial mortgage loans secured by the same types of income producing properties as those securing the Mortgage Loans.

CWCAM has one primary office (Bethesda, Maryland) and provides special servicing activities for investments in various markets throughout the United States. As of December 31, 2013, CWCAM had 133 employees responsible for the special servicing of commercial real estate assets. As of December 31, 2013, within the CMBS pools described in the preceding paragraph, 742 assets were actually in special servicing. The assets owned, serviced or managed by CWCAM and its affiliates may, depending upon the particular circumstances, including the nature and location of such assets, compete with the mortgaged real properties securing the Mortgage Loans for tenants, purchasers, financing and so forth. CWCAM does not service or manage any assets other than commercial and multifamily real estate assets.

CWCAM has policies and procedures in place that govern its special servicing activities. These policies and procedures for the performance of its special servicing obligations are, among other things, in compliance with applicable servicing criteria set forth in Item 1122 of Regulation AB under the Securities Act of 1933 (as amended, the "Securities Act"), including managing delinquent loans and loans subject to the bankruptcy of the borrower. Standardization and automation have been pursued, and continue to be pursued, wherever possible so as to provide for continued accuracy, efficiency, transparency, monitoring and controls. CWCAM reviews, updates and/or creates its policies and procedures throughout the year as needed to reflect any changing business practices, regulatory demands or general business practice refinements and incorporates such changes into its manual. Recent refinements include but are not limited to the improvement of controls and procedures implemented for property cash flow, wiring instructions and the expansion of unannounced property and employee audits.

CWCAM occasionally engages consultants to perform property inspections and to provide close surveillance on a property and its local market; it currently does not have any plans to engage subservicers to perform on its behalf any of its duties with respect to this transaction. CWCAM does not have any material advancing obligations with respect to the CMBS pools as to which it acts as special servicer. Generally, CWCAM has the right, but not the obligation, to make property related servicing advances in emergency situations with respect to CMBS pools as to which it acts as special servicer.

CWCAM will not have primary responsibility for custody services of original documents evidencing the underlying mortgage loans. On occasion, CWCAM may have custody of certain of such documents as necessary for enforcement actions involving particular underlying mortgage loans or otherwise. To the extent that CWCAM has custody of any such documents, such documents will be maintained in a manner consistent with the servicing standard.

From time to time CWCAM is a party to lawsuits and other legal proceedings as part of its duties as a special servicer (e.g., enforcement of loan obligations) and/or arising in the ordinary course of business. There are currently no legal proceedings pending, and no legal proceedings known to be contemplated by governmental authorities, against CWCAM or of which any of its property is the subject, that is material to the certificateholders.

No securitization transaction involving commercial or multifamily mortgage loans in which CWCAM was acting as special servicer has experienced an event of default as a result of any action or inaction on the part of CWCAM as special servicer.

A description of the material terms of the PSA regarding the special servicing of the Mortgage Loans held by the Trust and the special servicer's duties regarding such Mortgage Loans, including limitations on the special servicer's liability under the PSA and terms regarding the special servicer's removal, replacement, resignation or transfer, is included in the Prospectus Supplement (SEC File Number 333-171508-03) filed with the Securities and Exchange Commission on June 5, 2012 pursuant to Rule 424(b)(5) in the section captioned "The Pooling and Servicing Agreement." A copy of the PSA has been filed as
Exhibit 4 to the Form 8-K filed by the Trust with the Securities and Exchange Commission on June 5, 2012.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


GS Mortgage Securities Corporation II
(Depositor)

/s/ Leah Nivison
Leah Nivison, Vice President


Date: March 21, 2014